UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust

(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices) (Zip code)

Paracorp Inc.

2140 South Dupont Hwy, Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

Item 1.	Report to Stockholders.

Roumell Opportunistic Value Fund Tailored Shareholder Report

Roumell Opportunistic Value Fund

Ticker: RAMSX

annual Shareholder Report August 31, 2024

This annual shareholder report contains important information about Roumell Opportunistic Value Fund for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.roumellfund.com. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
RAMSX	$123.72	1.23%

How did the Fund perform last year and what affected its performance?

For the twelve months ended August 31, 2024, the Fund returned 5.01%. The Fund underperformed the S&P 500 Index, which returned 22.15%, and the blended 60% Russell 2000/40% Bloomberg US Government/Credit Bond Index, which returned 11.78%. The Fund seeks to find value through out of favor, overlooked, or misunderstood securities.

What Factors Influenced Performance

During the period, inflation concerns eased and the stock market began anticipating Fed interest rate cuts. In addition, artificial intelligence led to a surge in large cap tech stocks (such as Google’s parent Alphabet, Amazon, Apple, Meta Platforms, Microsoft and Nvidia). This surge drove the performance of the S&P 500 Index. The Advisor, as an opportunistic capital allocator with a deep-value bias in selecting individual securities, did not select securities that participated in this run. The Fund also held an average of nearly 25% cash and cash equivalents, which caused a drag on performance.

Top Contributors to Performance:

Dundee Precious Metals Inc. increased approximately 50% in value and represented 9.1% of the Fund’s portfolio as of August 31, 2024.

Liberty Energy Inc. increased approximately 29% in value and represented 8.7% of the Fund’s portfolio as of August 31, 2024.

Top Detractors from Performance:

The Fund’s position in Quantum Corp. was fully liquidated, which resulted in a loss of approximately 55% from the beginning of this fiscal year.

The Fund’s position in Collplant Biotechnologies Ltd. was fully liquidated, which resulted in a loss of approximately 25% from the beginning of this fiscal year.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From August 31, 2014 through August 31, 2024

Initial Investment of $10,000

Roumell Opportunistic Value Fund ($12,783)
S&P 500 Total Return Index ($33,885)
Russell 2000 Value Index ($20,533)
Bloomberg Capital U.S. Government/Credit Bond Index ($11,909)
Benchmark of 60% Russell 2000 Value Index and 40% Bloomberg Capital U.S. Government/Credit Bond Index ($17,079)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
8/31/14
8/31/15
8/31/16
8/31/17
8/31/18
8/31/19
8/31/20
8/31/21
8/31/22
8/31/23
8/31/24

Average Annual Total Returns

	1 year	5 year	10 year
RAMSX	5.01%	3.95%	2.48%
S&P 500 Total Return Index	27.14%	15.92%	12.98%
Russell 2000 Value Index	19.25%	10.38%	7.46%
Bloomberg Capital U.S. Government/Credit Bond Index	7.21%	-0.02%	1.76%
Benchmark of 60% Russell 2000 Value Index and 40% Bloomberg Capital U.S. Government/Credit Bond Index	14.83%	7.19%	5.88%

Roumell Opportunistic Value Fund Tailored Shareholder Report

Key Fund Statistics
(as of August 31, 2024)

Fund Size	$55,250,920
Number of Holdings	16
Net Advisory Fee	$620,150
Annual Portfolio Turnover	35.62%

What did the Fund invest in?

(as of August 31, 2024)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
United States Treasury Bill, 0.000%, 10/3/24	9.91%
Dundee Precious Metals Inc	9.06%
Liberty Energy Inc	8.70%
Olo Inc	8.63%
Liquidity Services Inc	8.21%
Magnite Inc	8.18%
Opera Ltd	7.88%
Kite Realty Group Trust	5.99%
Patterson-UTI Energy Inc	5.41%
Whitestone REIT	4.67%

Changes in and Disagreements with Accountants

In January 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Fund and in March 2024, Tait, Weller & Baker, LLP (“Tait Weller”) was appointed. During the fiscal year ended August 31, 2023 and for the interim period ended January 30, 2024, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy voting information, visit www.roumellfund.com.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.

As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

Audit fees billed for the Roumell Opportunistic Value Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the tables below.

For the fiscal year ended August 31, 2023, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Cohen & Company, Ltd. (“Former Accountant”), in connection with the audit of the registrant’s annual financial statements and for services that are normally provided by the Former Accountant in connection with the registrant’s statutory and regulatory filings or engagements for that fiscal year.

Fund	August 31, 2023
Roumell Opportunistic Value Fund	$20,000

For the fiscal year ended August 31, 2024, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Tait, Weller & Baker, LLP (“Accountant”), in connection with the audit of the registrant’s annual financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for that fiscal year.

Fund	August 31, 2024
Roumell Opportunistic Value Fund	$12,000

(b)	Audit-Related Fees

There were no additional fees billed in the fiscal year ended August 31, 2023, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item,

There were no additional fees billed in the fiscal year ended August 31, 2024, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

These amounts represent the aggregate fees billed in the fiscal year ended August 31, 2023, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2023
Roumell Opportunistic Value Fund	$3,000

These amounts represent the aggregate fees billed in the fiscal year ended August 31, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2024
Roumell Opportunistic Value Fund	$3,000

(d)	All Other Fees

There were no other fees billed in the fiscal year ended August 31, 2023, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

There were no other fees billed in the fiscal year ended August 31, 2024, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the last fiscal year ended August 31, 2023, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended August 31, 2024, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended August 31, 2023 are reflected in the table below. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the fiscal year ended August 31, 2023.

Fund	August 31, 2023
Roumell Opportunistic Value Fund	$3,000

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended August 31, 2024, were $3,000. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

Fund	August 31, 2024
Roumell Opportunistic Value Fund	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Fund’s audit committee members are James H. Speed, Jr., Theo Pitt, Jr., and J. Buckley Strandberg.

(b)	Not applicable.

Item 6.	Investments.

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ROUMELL OPPORTUNISTIC VALUE FUND

Annual Financial Statements

For the fiscal year ended August 31, 2024

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Fund, including its principals, and Capital Investment Group, Inc.

Roumell Opportunistic Value Fund
Schedule of Investments

As of August 31, 2024
	Shares	Cost	Value (Note 1)

Common Stocks - 73.32%
Communications - 16.06%
Magnite Inc (a)	327,666	$2,593,495	$4,518,514
Opera Ltd	292,391	3,377,428	4,353,702
			8,872,216
Consumer Discretionary – 10.90%
Meritage Homes Corp	7,500	1,155,917	1,485,525
Liquidity Services Inc (a)	208,365	2,834,997	4,536,106
			6,021,631
Energy - 14.11%
Liberty Energy Inc	233,402	3,213,357	4,805,747
Patterson-UTI Energy Inc	324,500	3,573,092	2,988,645
			7,794,392
Industrials - 3.91%
Acacia Research Corp (a)	360,189	1,359,275	1,732,509
FLYHT Aerospace Solutions Ltd. (a)(b)(c)	2,500,000	1,500,000	426,431
			2,158,940
Materials - 9.06%
Dundee Precious Metals Inc	512,900	2,948,269	5,005,904
Real Estate - 10.65%
Kite Realty Group Trust	126,844	2,435,063	3,308,092
Whitestone REIT	192,065	2,253,398	2,577,512
			5,885,604
Technology - 8.63%
Olo Inc (a)	908,589	4,865,576	4,770,092
Total Common Stocks (Cost $32,109,867)			40,508,779
Closed-End Funds - 6.33%
CBRE Global Real Estate Income Fund	395,000	2,121,003	2,524,050
XAI Octagon Floating Rate Alternative Income Trust	141,432	926,951	974,466
Total Closed-End Funds (Cost $3,047,953)			3,498,516
Private Investments - 0.31%
EAS Investors I, LP (a)(c)(d)(e)	1	3,508,800	167,810
Total Private Investments (Cost $3,508,800)			167,810

	Interest Rate	Maturity Date	Principal
United States Treasury Bills - (Cost $5,475,747) 9.91%	0.000%	10/3/2024	5,500,000	5,476,442
Investments, at Value (Cost $44,142,367) - 89.87%				$49,651,547
Other Assets Less Liabilities - 10.13%				5,599,373
Net Assets - 100.00%				$55,250,920
(a)	Non-income producing investment
(b)	The Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.
(c)	Restricted securities have a total fair value of $594,241, or 1.08% of net assets. See Note 1.
(d)	Security is considered illiquid.
(e)	The security is fair valued under procedures approved by the Fund's Board of Trustees. The total value is $167,810, or 0.30% of net assets.

See Notes to Financial Statements

Financial Statements
Roumell Opportunistic Value Fund
Statement of Assets and Liabilities
As of August 31, 2024
Assets:
Investments, at value (cost $42,642,367)	$49,225,116
Investments in affiliates, at value (cost $1,500,000)	426,431
Cash	5,629,420
Dividends receivable	12,022
Interest receivable	57,903
Prepaid insurance	2,150
Total assets	55,353,042
Liabilities:
Fund shares purchased payable	27,445
Accrued expenses:
Advisory fees	36,128
Professional fees	22,204
Administration fees	196
Trustee fees	1,564
Transfer agent fees	67
Compliance fees	307
Fund accounting fees	133
Operational expenses	13,787
Other expenses	291
Total liabilities	102,122
Total Net Assets	$55,250,920
Net Assets Consist of:
Paid in capital	$95,599,039
Accumulated deficit	(40,348,119)
Total Net Assets	55,250,920
Capital Shares Outstanding, no par value
(unlimited authorized shares)	10,751,799
Net Asset Value, Per Share	$5.14

See Notes to Financial Statements

Financial Statements (continued)
Statement of Operations
For the year ended August 31, 2024
Investment Income:
Dividends (net of withholding tax of $5,800)	$1,569,367
Interest	1,082,583
Total Investment Income	2,651,950
Expenses:
Advisory fees (note 3)	763,248
Registration and filing expenses	38,062
Professional fees	62,337
Administration fees (note 3)	94,998
Fund accounting fees (note 3)	38,565
Transfer agent fees (note 3)	26,773
Shareholder fulfillment fees	19,821
Custody fees	51,873
Trustee fees and meeting expenses (note 4)	9,150
Security pricing fees	24,139
Compliance fees (note 3)	23,501
Insurance fees	6,588
Other expenses	4,392
Total Expenses	1,163,447
Fees waived by Advisor (note 3)	(143,098)
Net Expenses	1,020,349
Net Investment Income	1,631,601
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions	(17,861,251
Net realized loss from affiliated investment transactions	(9,141,110
Net realized gain on foreign currency	527
Total realized loss	(27,001,834
Net change in unrealized appreciation on investments	25,502,320
Net change in unrealized appreciation on affiliated investments	2,734,916
Total net change in unrealized appreciation	28,237,236
Net Realized and Unrealized Gain (Loss) on Investments	1,235,402
Net Increase in Net Assets Resulting from Operations	$2,867,003

See Notes to Financial Statements

Financial Statements (continued)
Statements of Changes in Net Assets
For the year ended August 31,
	2024	2023
Operations:
Net investment income	$1,631,601	$1,288,102
Net realized loss from investment transactions	(17,861,251)	(4,601,943)
Net realized loss from affiliated investment transactions	(9,141,110)	(9,246,071)
Net realized gain on foreign currency	527	4,792
Net change in unrealized appreciation on investments	25,502,320	12,823,138
Net change in unrealized appreciation on affiliated investments	2,734,916	8,355,802
Net Increase in Net Assets Resulting from Operations	2,867,003	8,623,820
Distributions to Shareholders from Distributable Earnings	(1,295,526)	—
Capital Share Transactions:
Shares sold	4,526,094	18,749,257
Redemption fee	105	10,314
Reinvested dividends and distributions	1,231,194	—
Shares repurchased	(43,670,996)	(16,411,487)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(37,913,603)	2,348,084
Net Increase (Decrease) in Net Assets	(36,342,126)	10,971,904
Net Assets:
Beginning of Year	91,593,046	80,621,142
End of Year	$55,250,920	$91,593,046
Share Information:
Shares sold	944,018	4,279,125
Shares from reinvested dividends and distributions	262,515	—
Shares repurchased	(8,900,948)	(3,790,936)
Net Increase (Decrease) in Capital Shares	(7,694,415)	488,189

See Notes to Financial Statements

Financial Highlights
	August 31,
For a share outstanding during the period or fiscal years ended	2024	2023	2022	2021		2020
Net Asset Value, Beginning of Year	$4.97	$4.49	$14.35	$8.73		$9.15
Income (Loss) from Investment Operations:
Net investment income (loss) (a)	0.10	0.07	(0.07)	(0.05)		0.04
Net realized and unrealized gain (loss) on investments	0.14	0.41	(4.00)	5.67		0.48
Total from Investment Operations	0.24	0.48	(4.07)	5.62		0.52
Less Distributions From:
Net investment income	(0.07)	—	—	(0.00	)(b)	(0.19)
Net realized gains	—	—	(5.79)	—		(0.75)
Total Distributions	(0.07)	—	(5.79)	(0.00)		(0.94)
Net Asset Value, End of Year	$5.14	$4.97	$4.49	$14.35		$8.73
Total Return	5.01%	10.69%	(39.70)%	64.41%		5.35%
Net Assets, End of Year (in thousands)	$55,251	$91,593	$80,621	$141,922		$86,803
Ratios of:
Gross Expenses to Average Net Assets (c)	1.40%	1.41%	1.25%	1.20%		1.28%
Net Expenses to Average Net Assets (c)	1.23%	1.23%	1.23%	1.20%		1.23%
Net Investment Income (Loss) to Average Net Assets	1.97%	1.54%	(0.95)%	(0.40)%		0.51%
Portfolio turnover rate	35.62%	54.74%	47.07%	171.08%		162.86%
(a)	Calculated using the average shares method.
(b)	Actual amount is less than $0.01 per share.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements

Notes to Financial Statements
As of August 31, 2024

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective through opportunistic value investing. The Fund’s portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, “junk” bonds, municipal securities, and real estate investment trusts (“REITs”); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). These securities may include illiquid securities with up to 15% of the Fund’s assets. The Fund may invest in these securities directly or indirectly through investments in other investment companies.

The Fund currently has an unlimited number of authorized shares. The Date of Initial Public Investment of the Fund shares was December 31, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of the Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are not readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

●	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement

The Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Notes to Financial Statements

As of August 31, 2024

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2024, for the Fund’s assets measured at fair value:

	Total	Level 1	Level 2	Level 3(a)
Assets
Common Stocks (b)	$40,508,779	$40,508,779	$—	$—
Closed-End Funds	3,498,516	3,498,516	—	—
Private Investments	167,810	—	—	167,810
United States Treasury Bills	5,476,442	—	5,476,442	—
Total Investments in Securities	$49,651,547	$44,007,295	$5,476,442	$167,810

(a)	The Fund held Level 3 securities during the fiscal year ended August 31, 2024, as indicated in the below table. These securities have been fair valued under the procedures approved by the Board of Trustees.
(b)	Refer to Schedule of Investments for breakdown by industry.

The table below presents a reconciliation of all Level 3 fair value measurements existing at August 31, 2024:

Private Investments
Opening Balance	$6,623,724
Realized Loss	(4,175,000)
Unrealized Loss	(2,280,914)
Ending Balance	$167,810

During the fiscal year ended August 31, 2024, the Fund did not have material transfers into or out of Level 3.

Below is a table summarizing the unobservable inputs used along with a sensitivity analysis, which shows the impact on valuation of a change in the unobservable input.

	Fair Value at August 31, 2024	Valuation Technique	Unobservable Inputs(a)	Range of Inputs (Weighted Average)
Assets (at fair value)
Investments In securities
EAS Investors I, LP	$167,810	Option Pricing Model; Market Comparable Companies	Volatility	75.00%
			Time to Maturity (years)	3
			Risk Free Rate	3.71%
(a)	An increase in volatility, maturity and/or risk-free rate would decrease the value of EAS Investors I, LP.

Notes to Financial Statements

As of August 31, 2024

The following table represents investments in restricted securities as of August 31, 2024:

Investment	Acquisition Date	Cost	Fair Value at August 31, 2024	% of Net Assets
EAS Investors I, LP	8/21/2021	$3,508,800	$167,810	0.30%
FLYHT Aerospace Solutions Ltd.	7/15/2021	1,500,000	426,431	0.77%

The following table represents investments in affiliates during the fiscal year ended August 31, 2024:

Investment	Fair Value at August 31, 2023	Acquisitions	Dividend Income	Dispositions	Realized Gain(Loss)	Change in Unrealized Gain(Loss)	Fair Value at August 31, 2024
Collplant Biotechnologies Ltd	$3,750,629	$—	$—	$(2,812,714)	$(4,966,110)	$4,028,195	$—
FLYHT Aerospace Solutions Ltd.	1,719,710	—	—	—	—	(1,293,279)	426,431
Stream-IT App, Inc.	4,175,000	—	—	—	(4,175,000)	—	—
Total	$9,645,339	$—	$—	$(2,812,714)	$(9,141,110)	$2,734,916	$426,431

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These amounts can be found on the Statement of Operations, if applicable.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions

The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Fees on Redemptions

The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Notes to Financial Statements

As of August 31, 2024

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

General Risks:

Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.

Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Notes to Financial Statements

As of August 31, 2024

Equity Securities Risks:

Common Stocks. The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value in response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Moreover, small- and micro-cap equities, where the Fund focuses, are generally more volatile than are large cap equities. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline. Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Micro-Cap Securities Risk. Some of the small companies in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Risks Related to Investing in Other Investment Companies. The Fund’s investment strategy may involve investing in other investment companies. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities. The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase. Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

Shareholder Activism Risk. When the Advisor engages in activism on behalf of the Fund, the Fund will incur additional expenses, such as legal or filing costs. As a result, the cost of investing in the Fund may be higher than other funds that do not engage in such shareholder activism.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Preferred Stock Risk. Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Preferred stock may fail to pay dividends when expected. The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock. Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible. The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.

Notes to Financial Statements

As of August 31, 2024

Fixed-Income Securities Risks:

Lower-rated Securities or “Junk Bonds” Risk. Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered “below investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce value of the Fund’s shares and the income it earns.

Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Interest Rate and Credit Risk. Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities. Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities. Issuers of fixed income securities might be unable to make principal and interest payments when due.

Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Government Debt Markets May Be Illiquid or Disrupted. Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.

Inflation Risk. Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Risks of Investing in REITs. The Fund may invest in REITs. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

Foreign Securities Risks:

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The Fund’s investments in foreign securities exposes the Fund to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Notes to Financial Statements

As of August 31, 2024

3.	Transactions with Related Parties and Service Providers

Advisor

The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2024, $763,248 in advisory fees were incurred by the Fund, of which $143,098 were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The contractual arrangement is in effect through December 31, 2024, unless earlier terminated by the Board of Trustees of the Fund for any reason at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Administrator

The Fund pays customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

4.	Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series per calendar year, plus an additional fee of $400 per meeting for each meeting of the Board attended, plus an additional fee of $200 per committee meeting of the Board attended, and $1,000 per special meeting of the Board attended. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator and receive no compensation from the Trust for serving as officers.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$27,329,237	$49,971,968	$—	$—

Notes to Financial Statements

As of August 31, 2024

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns for the fiscal years ended August 31, 2021 through August 31, 2024 and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2024, the Fund did not incur any interest or penalties.

Distributions during the years ended were characterized for tax purposes as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$1,295,526	—
Capital Gains	—	—

Reclassifications relate primarily to differing book/tax treatment of ordinary net investment losses and taxable overdistributions and have no impact on the net assets of the ETF.

For the year ended August 31, 2024, the following reclassifications were necessary:

Accumulated Surplus (Deficit)	$ 828
Paid in Capital	(828)

At August 31, 2024, the tax-basis cost of investments and components of accumulated deficit were as follows:

Cost of Investments	$44,109,043

Gross Unrealized Appreciation	$ 10,636,993
Gross Unrealized Depreciation	(5,094,489)
Net Unrealized Depreciation	5,542,504

Undistributed Net Investment Income	802,922
Short Term Capital Loss Carryforward	(955,669)
Long Term Capital Loss Carryforward	(45,737,876)
Accumulated Deficit	$(40,348,119)

Capital Loss Carryforwards

Accumulated capital losses noted above represent net capital loss carryovers as of August 31, 2024, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

7.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2024, Charles Schwab held 61.43% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects risk of loss to be remote.

9.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Starboard

Investment Trust and Shareholders of Roumell Opportunistic Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Roumell Opportunistic Value Fund (the “Fund”), a series of Starboard Investment Trust, including the schedule of investments, as of August 31, 2024, the related statements of operations, the statements of changes in net assets, and financial highlights for the year ended August 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations, the changes in its net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023, have been audited by other auditors, whose reports dated October 30, 2023 and December 13, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian, transfer agent and private companies. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 21, 2024

Tax Information (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended August 31, 2024.

During the fiscal year, the Fund paid an income distribution of $1,295,526.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2025, to determine the calendar year amounts to be included in their 2024 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Fund.

Changes In and Disagreements with Accountants

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Roumell Opportunistic Value Fund (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024.

Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended August 31, 2022 and August 31, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended August 31, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended August 31, 2022, August 31, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Matters Submitted for Shareholder Vote

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the information in the financial statements.

Approval of Investment Advisory Agreements

Not applicable for the period

Roumell Opportunistic Value Fund

P.O. Box 69

Rocky Mount, NC 27802-0069

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus, which contain this and other information, are available at http://www.roumellfund.com or by calling 800-773-3863. The prospectus should be read carefully before investing.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Roumell Opportunistic Value Fund (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024.

Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended August 31, 2022 and August 31, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended August 31, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended August 31, 2022, August 31, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

None.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(4)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

This Form N-CSR was amended to revise the shareholder report and financial statements to reflect the change in auditors, which was also disclosed on the prior Form N-CSR filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

Date: November 22, 2024	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 22, 2024	Katherine M. Honey President and Principal Executive Officer

Date: November 22, 2024	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer